EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FOURTH QUARTER AND YEAR END 2017 RESULTS
Comparable RevPAR Increased 3.9% for all Hotels in the 4th Quarter
Comparable RevPAR Increased 5.8% for all Hotels Not Under Renovation in the 4th Quarter
Adjusted EBITDA Increased by 10% in the 4th Quarter
AFFO Per Share Increased by 50% in the 4th Quarter
Completed Refinancings of 26 Hotels for a Total of $919 Million
Approximately $20 million of Expected Annual Savings from Capital Markets Transactions

DALLAS, March 1, 2018 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the fourth quarter ended December 31, 2017. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of December 31, 2017, were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2017, with the fourth quarter December 31, 2016 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Opportunistic focus on upper upscale, full-service hotels

•	Targets moderate debt levels of approximately 55 - 60% net debt/gross assets

•	Highly-aligned management team and advisory structure

•	Attractive dividend yield of approximately 8.6%

•	Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

▪	working capital needs at property and corporate levels

▪	hedging against a downturn in the economy or hotel fundamentals

▪	being prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•
Net loss attributable to common stockholders was $47.7 million or $0.50 per diluted share for the quarter. For the full year of 2017, net loss attributable to common stockholders was $122.6 million or $1.30 per diluted share.

•	Comparable RevPAR increased 3.9% to $115.04 during the quarter

•	Comparable RevPAR for all hotels not under renovation increased 5.8% to $115.10 during the quarter

AHT Reports Fourth Quarter Results

March 1, 2018

•	Adjusted EBITDA was $92.4 million for the quarter, reflecting 10% growth over the prior year quarter. Adjusted EBITDA for the full year of 2017 was $419.2 million.

•
Adjusted funds from operations (AFFO) was $0.24 per diluted share for the quarter compared with $0.16 for the prior year quarter, an increase of 50% over the prior year quarter. For the full year of 2017, AFFO per diluted share was $1.37.

•	Comparable Hotel EBITDA Margin for all hotels not under renovation increased 144 basis points for the quarter

•	Comparable Hotel EBITDA flow-through for all hotels not under renovation was 57% for the quarter

•	The Company’s common stock is currently trading at an approximate 8.6% dividend yield

•	During the quarter, the Company completed a $135 million offering of its 7.50% Series I Cumulative Preferred Stock

•	During the quarter, the Company completed the partial redemption of 5,514,960 shares of its 8.45% Series D Cumulative Preferred Stock

•	During the quarter, the Company announced that it had refinanced its mortgage loan on the Hilton Boston Back Bay

•	During the quarter, the Company announced that it had refinanced a mortgage loan on 17 hotels

•	Subsequent to quarter end, the Company announced that it had refinanced a mortgage loan on 8 hotels

•	Subsequent to quarter end, the Company sold the SpringHill Suites Glen Allen in Glen Allen, VA for $10.9 million

•	Capex invested during the quarter was $57.9 million

CAPITAL STRUCTURE
At December 31, 2017, the Company had total assets of $4.7 billion. As of December 31, 2017, the Company had $3.7 billion of mortgage debt. The Company’s total combined debt had a blended average interest rate of 5.7%. After taking into account the recently announced refinancing, the Company’s total combined debt had a blended average interest rate of 5.5%.

On November 8, 2017, the Company announced that it had priced an underwritten public offering of 5,400,000 shares of 7.50% Series I Cumulative Preferred Stock at $25.00 per share. Dividends on the Preferred Stock will accrue at a rate of 7.5% per annum on the liquidation preference of $25.00 per share.

On October 4, 2017, the Company redeemed 379,036 shares of its 8.45% Series D Cumulative Preferred Stock and on December 8, 2017, the Company redeemed an additional 5,135,924 shares of its 8.45% Series D Cumulative Preferred Stock.

During 2017, the Company redeemed a total of 7,079,313 shares of its 8.45% Series D Cumulative Preferred Stock. Following the redemption of all of the Company’s Series A Preferred Stock and a partial redemption of the Company’s Series D Preferred stock, the annual preferred dividend savings are expected to be approximately $1.2 million.

On October 30, 2017, the Company announced it had refinanced a mortgage loan, secured by the Hilton Boston Back Bay, with an existing outstanding balance totaling approximately $95 million. The new loan totals $97 million and has a 5-year term. The loan is interest only and provides for a floating interest rate of LIBOR + 2.00%. This refinancing is expected to result in annual interest expense and principal payments savings of approximately $2.8 million.

On October 31, 2017, the Company announced it had refinanced a mortgage loan, secured by seventeen hotels, with an existing outstanding balance totaling approximately $413 million. The new loan totals $427 million with a two-year initial term and five one-year extension options subject to the satisfaction of certain conditions. The loan is interest only, provides for a floating interest rate of LIBOR + 3.00%, and contains flexible release provisions for the potential sale of assets. This refinancing is expected to result in annual interest expense savings of approximately $9.8 million.

AHT Reports Fourth Quarter Results

March 1, 2018

Subsequent to quarter end, on January 17, 2018, the Company announced that it had refinanced a mortgage loan, secured by eight hotels, with an existing outstanding balance of approximately $377 million. The new loan totals $395 million and has a two-year initial term and five one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of LIBOR + 2.92%. This refinancing is expected to result in annual interest savings of approximately $6.8 million. The next hard maturity for the Company is in February 2019.

PORTFOLIO REVPAR
As of December 31, 2017, the portfolio consisted of 120 properties. During the fourth quarter of 2017, 99 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 120 hotels) and comparable not under renovation basis (99 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR increased 3.9% to $115.04 for all hotels on a 2.3% increase in ADR and a 1.6% increase in occupancy

•	Comparable RevPAR increased 5.8% to $115.10 for hotels not under renovation on a 2.1% increase in ADR and a 3.6% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the 120 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On December 11, 2017, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company's common stock for the fourth quarter ending December 31, 2017, payable on January 16, 2018, to shareholders of record as of December 29, 2017.

The Board also approved the Company's dividend policy for 2018. The Company expects to pay a quarterly cash dividend of $0.12 per share for 2018, or $0.48 per share on an annualized basis. The Board will continue to review its dividend policy on a quarter-to-quarter basis. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

“During the fourth quarter, we continued to see the operational and value-added benefits from our high quality, diverse portfolio and are pleased with our operating results,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “In 2017, we completed several capital markets transactions that we believe strengthened our balance sheet. These transactions are expected to result in approximately $21 million of annual savings. Looking ahead, we believe we are well positioned to capitalize on future opportunities and remain committed to maximizing value for our shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Friday March 2, 2018, at 11:00 a.m. ET. The number to call for this interactive teleconference is (719) 325-4794.  A replay of the conference call will be available through

AHT Reports Fourth Quarter Results

March 1, 2018

Friday, March 9, 2018, by dialing (719) 457-0820 and entering the confirmation number, 7721389.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2017 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company's web site, www.ahtreit.com on Friday, March 2, 2018, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company's operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. None of FFO, AFFO, EBITDA, or Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's annual net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations ("FFO"), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	December 31, 2017	December 31, 2016
ASSETS
Investments in hotel properties, net	$4,035,915	$4,160,563
Cash and cash equivalents	354,805	347,091
Restricted cash	116,787	144,014
Marketable securities	26,926	53,185
Accounts receivable, net of allowance of $770 and $690, respectively	44,257	44,629
Inventories	4,244	4,530
Investment in securities investment fund	—	50,890
Investment in Ashford Inc.	437	5,873
Investment in OpenKey	2,518	2,016
Deferred costs, net	2,777	2,846
Prepaid expenses	19,269	17,578
Derivative assets	2,010	3,614
Other assets	14,152	11,718
Intangible asset, net	9,943	10,061
Due from third-party hotel managers	17,387	13,348
Assets held for sale	18,423	19,588
Total assets	$4,669,850	$4,891,544

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$3,696,300	$3,723,559
Accounts payable and accrued expenses	132,401	126,986
Dividends and distributions payable	25,045	24,765
Unfavorable management contract liabilities	—	1,380
Due to Ashford Inc., net	15,146	15,716
Due to Ashford Prime OP, net	—	488
Due to related party, net	1,067	1,001
Due to third-party hotel managers	2,431	2,714
Intangible liabilities, net	15,839	16,195
Other liabilities	18,376	16,548
Liabilities associated with assets held for sale	13,977	37,047
Total liabilities	3,920,582	3,966,399

Redeemable noncontrolling interests in operating partnership	116,122	132,768
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series A Cumulative Preferred Stock 0 and 1,657,206 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	—	17
Series D Cumulative Preferred Stock 2,389,393 and 9,468,706 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	24	95
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at December 31, 2017 and December 31, 2016	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at December 31, 2017 and December 31, 2016	62	62
Series H Cumulative Preferred Stock 3,800,000 and 0 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	38	—
Series I Cumulative Preferred Stock 5,400,000 and 0 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	54	—
Common stock, $0.01 par value, 400,000,000 shares authorized, 97,409,113 and 96,376,827 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	974	964
Additional paid-in capital	1,784,997	1,764,450
Accumulated deficit	(1,153,697)	(974,015)
Total shareholders' equity of the Company	632,500	791,621
Noncontrolling interests in consolidated entities	646	756
Total equity	633,146	792,377
Total liabilities and equity	$4,669,850	$4,891,544

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
REVENUE
Rooms	$266,208	$262,803	$1,143,135	$1,180,199
Food and beverage	59,772	64,744	234,777	253,211
Other	14,484	13,678	58,204	56,891
Total hotel revenue	340,464	341,225	1,436,116	1,490,301
Other	1,102	445	3,154	1,742
Total revenue	341,566	341,670	1,439,270	1,492,043
EXPENSES
Hotel operating expenses
Rooms	59,786	59,548	248,643	255,317
Food and beverage	40,064	42,924	161,683	172,530
Other expenses	106,344	108,692	444,322	455,818
Management fees	12,553	12,543	52,653	54,734
Total hotel operating expenses	218,747	223,707	907,301	938,399
Property taxes, insurance and other	18,286	18,380	73,579	73,457
Depreciation and amortization	61,351	61,452	246,731	243,863
Impairment charges	8,368	13,121	10,153	17,816
Transaction costs	3	(124)	14	77
Advisory services fee:
Base advisory fee	8,716	8,747	34,650	34,589
Reimbursable expenses	1,672	1,367	7,472	5,917
Non-cash stock/unit-based compensation	3,329	3,894	11,077	8,429
Incentive fee	—	5,426	—	5,426
Corporate, general and administrative:
Non-cash stock/unit-based compensation	—	—	565	604
Other general and administrative	2,452	1,940	12,723	7,762
Total operating expenses	322,924	337,910	1,304,265	1,336,339
OPERATING INCOME (LOSS)	18,642	3,760	135,005	155,704
Equity in earnings (loss) of unconsolidated entities	(2,286)	(1,678)	(5,866)	(6,110)
Interest income	742	102	2,202	331
Gain (loss) on sale of hotel properties	6	7,171	14,030	31,599
Other income (expense), net	117	(254)	(3,422)	(4,517)
Interest expense, net of premium amortization	(53,109)	(49,703)	(209,412)	(199,870)
Amortization of loan costs	(2,298)	(6,097)	(13,219)	(24,097)
Write-off of premiums, loan costs and exit fees	(1,216)	(7,789)	(2,845)	(12,702)
Unrealized gain (loss) on marketable securities	164	4,946	(4,649)	4,946
Unrealized gain (loss) on derivatives	(998)	(6,782)	(2,802)	(2,534)
INCOME (LOSS) BEFORE INCOME TAXES	(40,236)	(56,324)	(90,978)	(57,250)
Income tax benefit (expense)	1,711	(316)	2,218	(1,532)
NET INCOME (LOSS)	(38,525)	(56,640)	(88,760)	(58,782)
(Income) loss from consolidated entities attributable to noncontrolling interest	114	(2)	110	14
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	8,440	9,738	21,642	12,483
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(29,971)	(46,904)	(67,008)	(46,285)
Preferred dividends	(11,409)	(10,416)	(44,761)	(36,272)
Extinguishment of issuance costs uon redemption of prefered stock	(6,292)	—	(10,799)	(6,124)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(47,672)	$(57,320)	$(122,568)	$(88,681)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.50)	$(0.61)	$(1.30)	$(0.95)
Weighted average common shares outstanding – basic	95,328	94,585	95,207	94,426
Diluted:
Net income (loss) attributable to common stockholders	$(0.50)	$(0.61)	$(1.30)	$(0.95)
Weighted average common shares outstanding – diluted	95,328	94,585	95,207	94,426
Dividends declared per common share:	$0.12	$0.12	$0.48	$0.48

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net income (loss)	$(38,525)	$(56,640)	$(88,760)	$(58,782)
(Income) loss from consolidated entities attributable to noncontrolling interest	114	(2)	110	14
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	8,440	9,738	21,642	12,483
Net income (loss) attributable to the Company	(29,971)	(46,904)	(67,008)	(46,285)
Interest income	(742)	(102)	(2,202)	(331)
Interest expense and amortization of premiums and loan costs, net	55,378	55,772	222,516	223,850
Depreciation and amortization	61,293	61,390	246,490	243,617
Income tax expense (benefit)	(1,726)	316	(2,241)	1,532
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(8,440)	(9,738)	(21,642)	(12,483)
Equity in (earnings) loss of unconsolidated entities	2,286	(107)	5,918	1,048
Company's portion of EBITDA of Ashford Inc.	(1,646)	387	(1,666)	180
Company's portion of EBITDA of OpenKey	(137)	(109)	(498)	(303)
EBITDA available to the Company and OP unitholders	76,295	60,905	379,667	410,825
Amortization of unfavorable contract liabilities	(384)	(472)	(1,535)	(2,101)
Impairment and uninsured hurricane related costs	7,486	13,121	12,982	17,816
(Gain) loss on sale of hotel properties	(6)	(7,171)	(14,030)	(31,599)
(Gain) loss on insurance settlements	(192)	(456)	(192)	(456)
Write-off of premiums, loan costs and exit fees	1,216	7,789	2,845	12,702
Other (income) expense, net	(117)	254	3,422	4,517
Transaction, acquisition and management conversion costs	529	355	4,299	1,778
Legal judgment and related legal costs	108	1,105	4,199	1,176
Unrealized (gain) loss on marketable securities	(164)	(4,946)	4,649	(4,946)
Unrealized (gain) loss on derivatives	998	6,782	2,802	2,534
Dead deal costs	—	60	9	391
Software implementation costs	—	—	1,034	—
Non-cash stock/unit-based compensation	3,536	4,161	12,287	9,672
Company's portion of (gain) loss of investment in securities investment fund	—	1,785	(52)	5,062
Company's portion of adjustments to EBITDA of Ashford Inc.	3,038	800	6,790	3,729
Company's portion of adjustments to EBITDA of OpenKey	9	8	13	8
Adjusted EBITDA available to the Company and OP unitholders	$92,352	$84,080	$419,189	$431,108
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net income (loss)	$(38,525)	$(56,640)	$(88,760)	$(58,782)
(Income) loss from consolidated entities attributable to noncontrolling interest	114	(2)	110	14
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	8,440	9,738	21,642	12,483
Preferred dividends	(11,409)	(10,416)	(44,761)	(36,272)
Extinguishment of issuance cost upon redemption of preferred stock	(6,292)	—	(10,799)	(6,124)
Net income (loss) attributable to common stockholders	(47,672)	(57,320)	(122,568)	(88,681)
Depreciation and amortization on real estate	61,293	61,390	246,490	243,617
(Gain) loss on sale of hotel properties	(6)	(7,171)	(14,030)	(31,599)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(8,440)	(9,738)	(21,642)	(12,483)
Equity in (earnings) loss of unconsolidated entities	2,286	(107)	5,918	1,048
Impairment charges on real estate	8,368	13,277	10,153	18,316
Company's portion of FFO of Ashford Inc.	(2,145)	217	(5,410)	(380)
Company's portion of FFO of OpenKey	(139)	(110)	(505)	(306)
FFO available to common stockholders and OP unitholders	13,545	438	98,406	129,532
Extinguishment of issuance cost upon redemption of preferred stock	6,292	—	10,799	6,124
Write-off of premiums, loan costs and exit fees	1,216	7,789	2,845	12,702
(Gain) loss on insurance settlements	(192)	(456)	(192)	(456)
Other impairment charges	—	(156)	—	(500)
Uninsured hurricane related costs	(882)	—	2,829	—
Other (income) expense, net	(117)	254	3,422	4,517
Transaction, acquisition and management conversion costs	529	355	4,299	1,778
Legal judgment and related legal costs	108	1,105	4,199	1,176
Unrealized (gain) loss on marketable securities	(164)	(4,946)	4,649	(4,946)
Unrealized (gain) loss on derivatives	998	6,782	2,802	2,534
Dead deal costs	—	60	9	391
Software implementation costs	—	—	1,034	—
Non-cash stock/unit-based compensation	3,536	4,161	12,287	9,672
Tax reform	(1,080)	—	(1,080)	—
Company's portion of (gain) loss of investment in securities investment fund	—	1,785	(52)	5,062
Company's portion of adjustments to FFO of Ashford Inc.	3,244	800	9,374	3,729
Company's portion of adjustments to FFO of OpenKey	9	8	13	8
Adjusted FFO available to common stockholders and OP unitholders	$27,042	$17,979	$155,643	$171,323
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.24	$0.16	$1.37	$1.51
Weighted average diluted shares	113,989	113,180	113,398	113,627

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
DECEMBER 31, 2017
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (15)	Comparable TTM EBITDA Debt Yield
BAML Pool 1 & 2 - 8 hotels	January 2018	LIBOR + 4.95%	$—	$376,800	(2)	$376,800	$46,501	12.3%
Morgan Stanley MIP - 5 hotels	February 2018	LIBOR + 4.75%	—	200,000	(3)	200,000	21,986	11.0%
Cantor Commercial Real Estate Memphis - 1 hotel	April 2018	LIBOR + 4.95%	—	33,300	(4)	33,300	4,217	12.7%
Column Financial - 22 hotels	April 2018	LIBOR + 4.39%	—	971,654	(5)(6)(7)	971,654	107,084	11.0%
JPM Lakeway - 1 hotel	May 2018	LIBOR + 5.10%	—	25,100	(8)	25,100	3,258	13.0%
BAML Le Pavillon - 1 hotel	June 2018	LIBOR + 5.10%	—	43,750	(9)	43,750	2,329	5.3%
Morgan Stanley Ann Arbor - 1 hotel	July 2018	LIBOR + 4.15%	—	35,200	(10)	35,200	3,858	11.0%
BAML W Atlanta - 1 hotel	July 2018	LIBOR + 5.10%	—	40,500	(10)	40,500	4,851	12.0%
Morgan Stanley - 8 hotels	July 2018	LIBOR + 4.09%	—	144,000	(10)	144,000	11,137	7.7%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2018	LIBOR + 4.95%	—	12,000	(11)	12,000	1,111	9.3%
Morgan Stanley Pool B - 4 hotels	August 2018	LIBOR + 4.38%	—	52,530	(12)	52,530	7,643	14.5%
Morgan Stanley Pool A - 6 hotels	August 2018	LIBOR + 4.35%	—	280,421	(12)(13)	280,421	38,052	13.6%
JPMorgan Chase - 18 hotels	October 2018	LIBOR + 4.55%	—	450,000	(1)	450,000	64,748	14.4%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,336	—		5,336	1,094	20.5%
Morgan Stanley Pool - 17 hotels	November 2019	LIBOR + 3.00%	—	427,000	(14)	427,000	51,440	12.0%
BAML Indigo Atlanta - 1 hotel	May 2020	LIBOR + 2.90%	—	16,100	(11)	16,100	2,249	14.0%
GACC Gateway - 1 hotel	November 2020	6.26%	95,207	—		95,207	15,754	16.5%
Aareal Princeton/Nashville - 2 hotels	June 2022	LIBOR + 3.00%	—	164,700		164,700	29,876	18.1%
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000	14,636	15.1%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	53,789	—		53,789	5,924	11.0%
GACC Manchester RI - 1 hotel	January 2024	5.49%	7,000	—		7,000	1,366	19.5%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,216	—		10,216	2,041	20.0%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,530	—		6,530	1,090	16.7%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,242	—		12,242	1,986	16.2%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,471	—		24,471	3,618	14.8%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	66,224	—		66,224	8,504	12.8%
BAML Pool 5 - 2 hotels	February 2025	4.45%	20,214	—		20,214	2,760	13.7%
BAML Pool 3 - 3 hotels	February 2025	4.45%	52,284	—		52,284	8,378	16.0%
Unencumbered hotels			—	—		—	2,088	N/A
Total			$353,513	$3,370,055		$3,723,568	$469,579	12.6%
Percentage			9.5%	90.5%		100.0%
Weighted average interest rate			5.33%	5.75%		5.71%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.

(1)	This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions.

(2)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in January 2017.

(3)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions and a LIBOR floor of 0.20%. The second one-year extension period began in February 2017.

(4)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in April 2017.

(5)	This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in April 2017.

(6)	This mortgage loan had a $20.2 million pay down of principal related to the sale of the Renaissance Portsmouth on February 1, 2017.

(7)	This mortgage loan had a $78.7 million pay down of principal related to the sale of the Crowne Plaza Ravinia on June 29, 2017.

(8)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in May 2017.

(9)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in June 2017.

(10)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in July 2017.

(11)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(12)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in August 2017.

(13)	This mortgage loan had a $20.6 million pay down of principal related to the sale of the Embassy Suites Syracuse on March 6, 2017.

(14)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(15)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
DECEMBER 31, 2017
(dollars in thousands)
(unaudited)

	2018	2019	2020	2021	2022	Thereafter	Total
Omni American Bank Ashton - 1 hotel	$—	$5,168	$—	$—	$—	$—	$5,168
Morgan Stanley MIP - 5 hotels	—	200,000	—	—	—	—	200,000
Morgan Stanley Pool B - 4 hotels	—	52,530	—	—	—	—	52,530
Morgan Stanley Pool A - 6 hotels	—	280,421	—	—	—	—	280,421
GACC Gateway - 1 hotel	—	—	89,886	—	—	—	89,886
BAML Pool 1 & 2 - 8 hotels	—	—	376,800	—	—	—	376,800
Cantor Commercial Real Estate Memphis - 1 hotel	—	—	33,300	—	—	—	33,300
JPM Lakeway - 1 hotel	—	—	25,100	—	—	—	25,100
BAML Le Pavillon - 1 hotel	—	—	43,750	—	—	—	43,750
Morgan Stanley - 8 hotels	—	—	144,000	—	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	—	35,200	—	—	—	35,200
BAML W Atlanta - 1 hotel	—	—	40,500	—	—	—	40,500
NorthStar HGI Wisconsin Dells - 1 hotel	—	—	12,000	—	—	—	12,000
Column Financial - 22 hotels	—	—	—	971,654	—	—	971,654
Prudential Boston Back Bay - 1 hotel	—	—	—	—	97,000	—	97,000
BAML Indigo Atlanta - 1 hotel	—	—	—	—	15,470	—	15,470
Aareal Princeton/Nashville - 2 hotels	—	—	—	—	158,700	—	158,700
JPMorgan Chase - 18 hotels	—	—	—	—	450,000	—	450,000
Morgan Stanley Pool - 17 hotels	—	—	—	—	—	427,000	427,000
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C - 8 hotels	—	—	—	—	—	90,889	90,889
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,413	44,413
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	—	48,182	48,182
Principal due in future periods	$—	$538,119	$800,536	$971,654	$721,170	$648,455	$3,679,934
Scheduled amortization payments remaining	5,930	6,554	8,035	8,170	6,805	8,140	43,634
Total indebtedness	$5,930	$544,673	$808,571	$979,824	$727,975	$656,595	$3,723,568

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$265,196	$—	$265,196	$261,797	$(6,521)	$255,276	1.30%	3.89%
RevPAR	$115.04	$—	$115.04	$109.32	$(72.52)	$110.75	5.23%	3.87%
Occupancy	73.96%	—%	73.96%	72.49%	(63.98)%	72.82%	2.03%	1.57%
ADR	$155.53	$—	$155.53	$150.80	$(113.35)	$152.08	3.14%	2.27%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$1,138,188	$(9,031)	$1,129,157	$1,175,160	$(63,325)	$1,111,835	(3.15)%	1.56%
RevPAR	$122.98	$(82.03)	$123.47	$118.87	$(88.38)	$121.25	3.46%	1.83%
Occupancy	77.42%	(68.65)%	77.53%	77.05%	(75.15)%	77.20%	0.48%	0.43%
ADR	$158.84	$(119.49)	$159.26	$154.27	$(117.60)	$157.06	2.96%	1.40%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$207,940	$—	$207,940	$203,054	$(6,519)	$196,535	2.41%	5.80%
RevPAR	$115.10	$—	$115.10	$107.09	$(72.52)	$108.81	7.48%	5.78%
Occupancy	74.89%	—%	74.89%	71.88%	(63.98)%	72.27%	4.19%	3.63%
ADR	$153.69	$—	$153.69	$148.98	$(113.35)	$150.55	3.16%	2.09%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$883,291	$(9,031)	$874,260	$919,753	$(63,325)	$856,428	(3.96)%	2.08%
RevPAR	$121.39	$(82.03)	$121.99	$116.39	$(88.38)	$119.18	4.30%	2.36%
Occupancy	77.48%	(68.65)%	77.62%	76.64%	(75.15)%	76.78%	1.10%	1.09%
ADR	$156.66	$(119.49)	$157.16	$151.87	$(117.60)	$155.22	3.15%	1.25%
NOTES:

(1)
The above comparable information assumes the 99 hotel properties owned and included in the Company's operations at December 31, 2017, and not under renovation during the three months ended December 31, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include results from the hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Embassy Suites Walnut Creek, Hilton Boston Back Bay, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Le Meridien Chambers Minneapolis, Marriott Omaha, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, Sheraton Anchorage, Sheraton City Center Indianapolis, SpringHill Suites Centreville, SpringHill Suites Kennesaw

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$339,160	$339,937	(0.23)%	$1,429,763	$1,483,907	(3.65)%
Non-comparable adjustments	—	(10,137)		(12,481)	(77,941)
Comparable total hotel revenue	$339,160	$329,800	2.84%	$1,417,282	$1,405,966	0.80%

Hotel EBITDA	$106,630	$103,480	3.04%	$471,882	$487,854	(3.27)%
Non-comparable adjustments	39	(2,458)		(2,303)	(23,011)
Comparable hotel EBITDA	$106,669	$101,022	5.59%	$469,579	$464,843	1.02%
Hotel EBITDA margin	31.44%	30.44%	1.00%	33.00%	32.88%	0.12%
Comparable hotel EBITDA margin	31.45%	30.63%	0.82%	33.13%	33.06%	0.07%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$85	$79	7.59%	$368	$349	5.44%
Hotel EBITDA attributable to the Company and OP unitholders	$106,545	$103,401	3.04%	$471,514	$487,505	(3.28)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$106,584	$100,943	5.59%	$469,211	$464,494	1.02%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$269,076	$264,606	1.69%	$1,115,591	$1,164,387	(4.19)%
Non-comparable adjustments	—	(10,137)		(12,481)	(77,941)
Comparable total hotel revenue	$269,076	$254,469	5.74%	$1,103,110	$1,086,446	1.53%

Hotel EBITDA	$85,665	$79,836	7.30%	$365,279	$379,349	(3.71)%
Non-comparable adjustments	39	(2,458)		(2,303)	(23,011)
Comparable hotel EBITDA	$85,704	$77,378	10.76%	$362,976	$356,338	1.86%
Hotel EBITDA margin	31.84%	30.17%	1.67%	32.74%	32.58%	0.16%
Comparable hotel EBITDA margin	31.85%	30.41%	1.44%	32.90%	32.80%	0.10%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$85	$79	7.59%	$368	$349	5.44%
Hotel EBITDA attributable to the Company and OP unitholders	$85,580	$79,757	7.30%	$364,911	$379,000	(3.72)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$85,619	$77,299	10.76%	$362,608	$355,989	1.86%
NOTES:

(1)
The above comparable information assumes the 99 hotel properties owned and included in the Company's operations at December 31, 2017, and not under renovation during the three months ended December 31, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include results from the hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Embassy Suites Walnut Creek, Hilton Boston Back Bay, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Le Meridien Chambers Minneapolis, Marriott Omaha, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, Sheraton Anchorage, Sheraton City Center Indianapolis, SpringHill Suites Centreville, SpringHill Suites Kennesaw

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017	2017	2017	2017	2017	2017	2017	2017	2017	2017
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total hotel revenue	$339,160	$—	$339,160	$350,958	$(5)	$350,953	$388,047	$(5,101)	$382,946	$351,598	$(7,375)	$344,223
Hotel EBITDA	$106,630	$39	$106,669	$113,302	$307	$113,609	$138,477	$(1,315)	$137,162	$113,473	$(1,334)	$112,139
Hotel EBITDA margin	31.44%		31.45%	32.28%		32.37%	35.69%		35.82%	32.27%		32.58%

EBITDA % of total TTM	22.7%		22.7%	24.0%		24.2%	29.3%		29.2%	24.0%		23.9%

JV interests in EBITDA	$85	$—	$85	$116	$—	$116	$104	$—	$104	$63	$—	$63

	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
	TTM	TTM	TTM
Total hotel revenue	$1,429,763	$(12,481)	$1,417,282
Hotel EBITDA	$471,882	$(2,303)	$469,579
Hotel EBITDA margin	33.00%		33.13%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$368	$—	$368
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2017	2017	2017	2016	2016	2016	% Variance	% Variance
Atlanta, GA Area	9	1,425	$126.50	$—	$126.50	$107.22	$(76.81)	$117.78	18.0%	7.4%
Boston, MA Area	3	915	167.28	—	167.28	157.58	—	157.58	6.2%	6.2%
Dallas / Ft. Worth, TX Area	7	1,518	106.56	—	106.56	100.18	—	100.18	6.4%	6.4%
Houston, TX Area	3	692	108.59	—	108.59	90.37	—	90.37	20.2%	20.2%
Los Angeles, CA Metro Area	6	1,619	121.48	—	121.48	118.94	(63.48)	119.57	2.1%	1.6%
Miami, FL Metro Area	3	587	140.31	—	140.31	120.70	—	120.70	16.2%	16.2%
Minneapolis - St. Paul, MN-WI Area	4	809	110.44	—	110.44	125.51	—	125.51	(12.0)%	(12.0)%
Nashville, TN Area	1	673	191.28	—	191.28	182.58	—	182.58	4.8%	4.8%
New York / New Jersey Metro Area	6	1,741	110.73	—	110.73	105.08	—	105.08	5.4%	5.4%
Orlando, FL Area	3	734	107.04	—	107.04	99.44	—	99.44	7.6%	7.6%
Philadelphia, PA Area	3	648	89.78	—	89.78	88.50	—	88.50	1.4%	1.4%
San Diego, CA Area	2	410	104.51	—	104.51	103.91	—	103.91	0.6%	0.6%
San Francisco - Oakland, CA Metro Area	6	1,368	147.05	—	147.05	141.88	—	141.88	3.6%	3.6%
Tampa, FL Area	3	680	107.92	—	107.92	100.27	—	100.27	7.6%	7.6%
Washington D.C. - MD - VA Area	9	2,308	122.17	—	122.17	117.17	—	117.17	4.3%	4.3%
Other Areas	52	8,931	99.24	—	99.24	96.10	(68.29)	97.54	3.3%	1.7%
Total Portfolio	120	25,058	$115.04	$—	$115.04	$109.32	$(72.52)	$110.75	5.2%	3.9%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2017	2017	2017		2016	2016	2016		% Variance	% Variance
Atlanta, GA Area	9	1,425	$6,328	$31	$6,359	6.0%	$7,380	$(1,537)	$5,843	5.9%	(14.3)%	8.8%
Boston, MA Area	3	915	5,900	—	5,900	5.5%	5,954	—	5,954	5.9%	(0.9)%	(0.9)%
Dallas / Ft. Worth, TX Area	7	1,518	6,487	—	6,487	6.1%	5,952	(33)	5,919	5.9%	9.0%	9.6%
Houston, TX Area	3	692	3,197	—	3,197	3.0%	2,444	—	2,444	2.4%	30.8%	30.8%
Los Angeles, CA Metro Area	6	1,619	7,785	—	7,785	7.3%	7,702	17	7,719	7.6%	1.1%	0.9%
Miami, FL Metro Area	3	587	3,521	—	3,521	3.3%	2,346	(1)	2,345	2.3%	50.1%	50.1%
Minneapolis - St. Paul, MN-WI Area	4	809	2,861	—	2,861	2.7%	3,929	—	3,929	3.9%	(27.2)%	(27.2)%
Nashville, TN Area	1	673	5,100	—	5,100	4.8%	5,800	—	5,800	5.7%	(12.1)%	(12.1)%
New York / New Jersey Metro Area	6	1,741	8,018	—	8,018	7.5%	6,844	10	6,854	6.8%	17.2%	17.0%
Orlando, FL Area	3	734	2,363	—	2,363	2.2%	2,144	2	2,146	2.2%	10.2%	10.1%
Philadelphia, PA Area	3	648	1,590	—	1,590	1.5%	1,677	—	1,677	1.8%	(5.2)%	(5.2)%
San Diego, CA Area	2	410	1,395	—	1,395	1.3%	1,351	—	1,351	1.3%	3.3%	3.3%
San Francisco - Oakland, CA Metro Area	6	1,368	8,200	—	8,200	7.7%	7,905	—	7,905	7.8%	3.7%	3.7%
Tampa, FL Area	3	680	2,597	—	2,597	2.4%	2,353	—	2,353	2.3%	10.4%	10.4%
Washington D.C. - MD - VA Area	9	2,308	10,497	—	10,497	9.8%	9,303	—	9,303	9.2%	12.8%	12.8%
Other Areas	52	8,931	30,791	8	30,799	28.9%	30,396	(916)	29,480	29.0%	1.3%	4.5%
Total Portfolio	120	25,058	$106,630	$39	$106,669	100.0%	$103,480	$(2,458)	$101,022	100.0%	3.0%	5.6%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2017	2017	2017	2016	2016	2016	% Variance	% Variance
Atlanta, GA Area	9	1,425	$123.66	$(88.18)	$129.70	$116.65	$(86.59)	$128.41	6.0%	1.0%
Boston, MA Area	3	915	175.82	—	175.82	167.80	—	167.80	4.8%	4.8%
Dallas / Ft. Worth, TX Area	7	1,518	110.25	—	110.25	110.08	—	110.08	0.2%	0.2%
Houston, TX Area	3	692	110.72	—	110.72	100.62	—	100.62	10.0%	10.0%
Los Angeles, CA Metro Area	6	1,619	130.68	—	130.68	126.35	(97.02)	130.24	3.4%	0.3%
Miami, FL Metro Area	3	587	134.58	—	134.58	130.23	—	130.23	3.3%	3.3%
Minneapolis - St. Paul, MN-WI Area	4	809	122.44	—	122.44	130.74	—	130.74	(6.3)%	(6.3)%
Nashville, TN Area	1	673	205.71	—	205.71	197.61	—	197.61	4.1%	4.1%
New York / New Jersey Metro Area	6	1,741	115.93	—	115.93	111.53	(85.36)	112.44	3.9%	3.1%
Orlando, FL Area	3	734	112.17	—	112.17	99.63	(91.88)	104.46	12.6%	7.4%
Philadelphia, PA Area	3	648	99.08	—	99.08	102.34	—	102.34	(3.2)%	(3.2)%
San Diego, CA Area	2	410	120.57	—	120.57	118.52	—	118.52	1.7%	1.7%
San Francisco - Oakland, CA Metro Area	6	1,368	155.64	—	155.64	152.40	—	152.40	2.1%	2.1%
Tampa, FL Area	3	680	115.23	—	115.23	111.89	—	111.89	3.0%	3.0%
Washington D.C. - MD - VA Area	9	2,308	136.94	—	136.94	129.19	(74.36)	132.08	6.0%	3.7%
Other Areas	52	8,931	108.38	(56.72)	108.72	106.56	(87.33)	107.74	1.7%	0.9%
Total Portfolio	120	25,058	$122.98	$(82.03)	$123.47	$118.87	$(88.38)	$121.25	3.5%	1.8%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2017	2017	2017		2016	2016	2016		% Variance	% Variance
Atlanta, GA Area	9	1,425	$28,157	$(2,232)	$25,925	5.5%	$32,776	$(6,644)	$26,132	5.6%	(14.2)%	(0.8)%
Boston, MA Area	3	915	26,423	—	26,423	5.6%	25,665	—	25,665	5.5%	3.0%	3.0%
Dallas / Ft. Worth, TX Area	7	1,518	25,723	(33)	25,690	5.5%	26,180	(133)	26,047	5.6%	(1.7)%	(1.4)%
Houston, TX Area	3	692	12,530	—	12,530	2.7%	11,282	—	11,282	2.4%	11.1%	11.1%
Los Angeles, CA Metro Area	6	1,619	34,060	(23)	34,037	7.2%	36,135	(2,971)	33,164	7.1%	(5.7)%	2.6%
Miami, FL Metro Area	3	587	12,457	—	12,457	2.7%	11,680	(1)	11,679	2.5%	6.7%	6.7%
Minneapolis - St. Paul, MN-WI Area	4	809	14,610	—	14,610	3.1%	16,975	—	16,975	3.7%	(13.9)%	(13.9)%
Nashville, TN Area	1	673	26,035	—	26,035	5.5%	25,527	—	25,527	5.5%	2.0%	2.0%
New York / New Jersey Metro Area	6	1,741	31,400	—	31,400	6.7%	30,652	(747)	29,905	6.4%	2.4%	5.0%
Orlando, FL Area	3	734	10,487	—	10,487	2.2%	15,181	(5,623)	9,558	2.1%	(30.9)%	9.7%
Philadelphia, PA Area	3	648	7,637	—	7,637	1.6%	8,192	—	8,192	1.8%	(6.8)%	(6.8)%
San Diego, CA Area	2	410	7,235	—	7,235	1.5%	7,219	—	7,219	1.6%	0.2%	0.2%
San Francisco - Oakland, CA Metro Area	6	1,368	35,024	—	35,024	7.5%	34,559	—	34,559	7.4%	1.3%	1.3%
Tampa, FL Area	3	680	12,013	—	12,013	2.6%	11,595	—	11,595	2.5%	3.6%	3.6%
Washington D.C. - MD - VA Area	9	2,308	46,600	(1)	46,599	9.9%	46,134	(926)	45,208	9.7%	1.0%	3.2%
Other Areas	52	8,931	141,491	(14)	141,477	30.2%	148,102	(5,966)	142,136	30.6%	(4.5)%	(0.5)%
Total Portfolio	120	25,058	$471,882	$(2,303)	$469,579	100.0%	$487,854	$(23,011)	$464,843	100.0%	(3.3)%	1.0%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
DECEMBER 31, 2017
(in thousands, except share price)
(unaudited)

December 31, 2017
End of quarter common shares outstanding	97,409
Partnership units outstanding	19,602
Combined common shares and partnership units outstanding	117,011
Common stock price at quarter end	$6.73
Market capitalization at quarter end	$787,484
Series D preferred stock	$59,735
Series F preferred stock	$120,000
Series G preferred stock	$155,000
Series H preferred stock	$95,000
Series I preferred stock	$135,000
Debt on balance sheet date	$3,723,568
Joint venture partner's share of consolidated debt	$(2,030)
Net working capital (see below)	$(458,682)
Total enterprise value (TEV)	$4,615,075

Ashford Inc. Investment:
Common stock owned at end of quarter	598
Common stock price at quarter end	$93.00
Market value of Ashford Inc. investment	$55,629

Cash and cash equivalents	$354,716
Restricted cash	$117,015
Accounts receivable, net	$44,368
Prepaid expenses	$19,287
Investment in securities	$26,926
Due from third-party hotel managers, net	$14,981
Market value of Ashford Inc. investment	$55,629
Total current assets	$632,922

Accounts payable, net & accrued expenses	$132,889
Dividends and distributions payable	$25,045
Due to affiliates, net	$16,306
Total current liabilities	$174,240

Net working capital*	$458,682
* Includes the Company's pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2017				2018
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Property	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Courtyard Basking Ridge	235	x	x
Courtyard Columbus Tipton Lakes	90	x
Courtyard Crystal City Reagan Airport	272				x	x
Courtyard Denver Airport	202				x	x
Courtyard Gaithersburg	210				x	x	x
Courtyard Louisville Airport	150								x
Embassy Suites Crystal City	267								x
Embassy Suites Philadelphia Airport	263				x	x	x
Embassy Suites Santa Clara Silicon Valley	257				x	x	x
Embassy Suites Walnut Creek	249		x	x	x	x	x
Hampton Inn Parsippany	152	x	x
Hampton Inn Suites Columbus Easton	145		x						x
Hampton Inn Suites Phoenix Airport	106						x	x
Hampton Inn Suites Pittsburgh Washington	103	x
Hilton Boston Back Bay	390	x			x	x
Hilton St. Petersburg Bayfront	333					x
Hilton Tampa Westshore	238		x	x	x
Hilton Garden Inn BWI Airport	158								x
Hilton Garden Inn Jacksonville	119			x	x
Hilton Garden Inn Wisconsin Dells	128	x
Homewood Suites Pittsburgh Southpointe	148	x	x
Hotel Indigo Atlanta Midtown	140						x	x
Hyatt Regency Coral Gables	253							x	x
Hyatt Regency Savannah	351	x	x
Le Meridien Chambers Minneapolis	60				x	x
Le Pavillon Hotel	226	x	x					x
Marriott Crystal Gateway	704	x	x	x		x	x	x	x
Marriott DFW Airport	491			x
Marriott Omaha	300	x	x	x	x			x	x
Marriott RTP	225		x	x	x	x
Marriott San Antonio Plaza	251			x
Marriott Suites Market Center	265	x	x
Renaissance Nashville	673			x	x	x	x	x	x
Renaissance Palm Springs	410			x	x	x
Residence Inn Jacksonville	120				x	x
Residence Inn Lake Buena Vista	210	x
Residence Inn Orlando Sea World	350			x	x	x	x	x	x
Residence Inn Stillwater	101	x	x
Residence Inn Tampa Downtown	109			x	x
Ritz Carlton Atlanta	444					x	x	x	x
Sheraton Anchorage	370				x	x
Sheraton City Center - Indianapolis	378				x
SpringHill Suites Centreville	136				x	x
SpringHill Suites Kennesaw	90			x	x
The Churchill	173					x
Westin Princeton	296					x	x
Total		14	13	13	21	20	11	9	10

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2017-2018 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2017	2017	2017	2017	December 31, 2017
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$33,102	$45,901	$89,279	$45,102	$213,384
(Income) loss from consolidated entities attributable to noncontrolling interest	(12)	(50)	(42)	2	(102)
Net income (loss) attributable to the Company	33,090	45,851	89,237	45,104	213,282
Non-property adjustments	8,246	1,770	(14,092)	83	(3,993)
Interest income	(28)	(28)	(38)	(32)	(126)
Interest expense	1,258	698	572	482	3,010
Amortization of loan costs	73	37	54	126	290
Depreciation and amortization	61,182	59,966	60,383	62,509	244,040
Income tax expense (benefit)	173	33	6	17	229
Non-hotel EBITDA ownership expense	2,624	4,925	2,313	5,186	15,048
Income (loss) from consolidated entities attributable to noncontrolling interests	12	50	42	(2)	102
Hotel EBITDA including amounts attributable to noncontrolling interest	106,630	113,302	138,477	113,473	471,882
Non-comparable adjustments	39	307	(1,315)	(1,334)	(2,303)
Comparable hotel EBITDA	$106,669	$113,609	$137,162	$112,139	$469,579
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$31,995	$1,107	$33,102	$230	$(71,857)	$(38,525)
(Income) loss from consolidated entities attributable to noncontrolling interest	(12)	—	(12)	—	126	114
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	8,440	8,440
Net income (loss) attributable to the Company	31,983	1,107	33,090	230	(63,291)	(29,971)
Non-property adjustments	3,513	4,733	8,246	(75)	(8,171)	—
Interest income	(24)	(4)	(28)	—	(714)	(742)
Interest expense	707	551	1,258	—	51,851	53,109
Amortization of loan cost	37	36	73	—	2,225	2,298
Depreciation and amortization	47,345	13,837	61,182	123	46	61,351
Income tax expense (benefit)	173	—	173	—	(1,884)	(1,711)
Non-hotel EBITDA ownership expense	1,919	705	2,624	25	(2,649)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	12	—	12	—	(12)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	85,665	20,965	106,630	303	(22,599)	84,334
Less: EBITDA adjustments attributable to noncontrolling interest	(73)	—	(73)	—	(29)	(102)
(Income) loss from consolidated entities attributable to noncontrolling interest	(12)	—	(12)	—	12	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(8,440)	(8,440)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,286	2,286
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(1,646)	(1,646)
Company's portion of EBITDA of OpenKey	—	—	—	—	(137)	(137)
Hotel EBITDA attributable to the Company and OP unitholders	$85,580	$20,965	$106,545	$303	$(30,553)	$76,295
Non-comparable adjustments	39	—	39
Comparable hotel EBITDA	$85,704	$20,965	$106,669
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Embassy Suites Walnut Creek, Hilton Boston Back Bay, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Le Meridien Chambers Minneapolis, Marriott Omaha, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, Sheraton Anchorage, Sheraton City Center Indianapolis, SpringHill Suites Centreville, SpringHill Suites Kennesaw

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$19,350	$12,231	$31,581	$162	$(88,383)	$(56,640)
(Income) loss from consolidated entities attributable to noncontrolling interest	(32)	—	(32)	—	30	(2)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	9,738	9,738
Net income (loss) attributable to the Company	19,318	12,231	31,549	162	(78,615)	(46,904)
Non-property adjustments	5,658	(8)	5,650	—	(5,650)	—
Interest income	(17)	(6)	(23)	—	(79)	(102)
Interest expense	484	—	484	—	49,219	49,703
Amortization of loan cost	124	—	124	—	5,973	6,097
Depreciation and amortization	50,294	11,000	61,294	109	49	61,452
Income tax expense (benefit)	25	—	25	—	291	316
Non-hotel EBITDA ownership expense	3,918	427	4,345	(7)	(4,338)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	32	—	32	—	(32)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	79,836	23,644	103,480	264	(33,182)	70,562
Less: EBITDA adjustments attributable to noncontrolling interest	(47)	—	(47)	—	(43)	(90)
(Income) loss from consolidated entities attributable to noncontrolling interest	(32)	—	(32)	—	32	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(9,738)	(9,738)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(107)	(107)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	387	387
Company's portion of EBITDA of OpenKey	—	—	—	—	(109)	(109)
Hotel EBITDA attributable to the Company and OP unitholders	$79,757	$23,644	$103,401	$264	$(42,760)	$60,905
Non-comparable adjustments	(2,458)	—	(2,458)
Comparable hotel EBITDA	$77,378	$23,644	$101,022
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Embassy Suites Walnut Creek, Hilton Boston Back Bay, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Le Meridien Chambers Minneapolis, Marriott Omaha, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, Sheraton Anchorage, Sheraton City Center Indianapolis, SpringHill Suites Centreville, SpringHill Suites Kennesaw

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$162,347	$51,037	$213,384	$1,253	$(303,397)	$(88,760)
(Income) loss from consolidated entities attributable to noncontrolling interest	(102)	—	(102)	—	212	110
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	21,642	21,642
Net income (loss) attributable to the Company	162,245	51,037	213,282	1,253	(281,543)	(67,008)
Non-property adjustments	(8,861)	4,868	(3,993)	(75)	4,068	—
Interest income	(102)	(24)	(126)	—	(2,076)	(2,202)
Interest expense	2,459	551	3,010	—	206,402	209,412
Amortization of loan cost	254	36	290	—	12,929	13,219
Depreciation and amortization	195,128	48,912	244,040	473	2,218	246,731
Income tax expense (benefit)	229	—	229	—	(2,447)	(2,218)
Non-hotel EBITDA ownership expense	13,825	1,223	15,048	19	(15,067)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	102	—	102	—	(102)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	365,279	106,603	471,882	1,670	(75,618)	397,934
Less: EBITDA adjustments attributable to noncontrolling interest	(266)	—	(266)	—	(113)	(379)
(Income) loss from consolidated entities attributable to noncontrolling interest	(102)	—	(102)	—	102	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(21,642)	(21,642)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	5,918	5,918
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(1,666)	(1,666)
Company's portion of EBITDA of OpenKey	—	—	—	—	(498)	(498)
Hotel EBITDA attributable to the Company and OP unitholders	$364,911	$106,603	$471,514	$1,670	$(93,517)	$379,667
Non-comparable adjustments	(2,303)	—	(2,303)
Comparable hotel EBITDA	$362,976	$106,603	$469,579
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Embassy Suites Walnut Creek, Hilton Boston Back Bay, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Le Meridien Chambers Minneapolis, Marriott Omaha, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, Sheraton Anchorage, Sheraton City Center Indianapolis, SpringHill Suites Centreville, SpringHill Suites Kennesaw

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$184,328	$62,472	$246,800	$1,233	$(306,815)	$(58,782)
(Income) loss from consolidated entities attributable to noncontrolling interest	(103)	—	(103)	—	117	14
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	12,483	12,483
Net income (loss) attributable to the Company	184,225	62,472	246,697	1,233	(294,215)	(46,285)
Non-property adjustments	(13,731)	(8)	(13,739)	—	13,739	—
Interest income	(37)	(20)	(57)	—	(274)	(331)
Interest expense	1,899	—	1,899	—	197,971	199,870
Amortization of loan cost	482	—	482	—	23,615	24,097
Depreciation and amortization	198,377	44,837	243,214	455	194	243,863
Income tax expense (benefit)	85	—	85	—	1,447	1,532
Non-hotel EBITDA ownership expense	7,946	1,224	9,170	53	(9,223)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	103	—	103	—	(103)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	379,349	108,505	487,854	1,741	(66,849)	422,746
Less: EBITDA adjustments attributable to noncontrolling interest	(246)	—	(246)	—	(117)	(363)
(Income) loss from consolidated entities attributable to noncontrolling interest	(103)	—	(103)	—	103	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(12,483)	(12,483)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	1,048	1,048
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	180	180
Company's portion of EBITDA of OpenKey	—	—	—	—	(303)	(303)
Hotel EBITDA attributable to the Company and OP unitholders	$379,000	$108,505	$487,505	$1,741	$(78,421)	$410,825
Non-comparable adjustments	(23,011)	—	(23,011)
Comparable hotel EBITDA	$356,338	$108,505	$464,843
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia, Embassy Suites Santa Clara Silicon Valley, Embassy Suites Walnut Creek, Hilton Boston Back Bay, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Le Meridien Chambers Minneapolis, Marriott Omaha, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, Sheraton Anchorage, Sheraton City Center Indianapolis, SpringHill Suites Centreville, SpringHill Suites Kennesaw

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$3,363	$1,475	$3,006	$2,148	$3,181	$1,628	$327	$3,395	$2,989
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,363	1,475	3,006	2,148	3,181	1,628	327	3,395	2,989
Non-property adjustments	(6)	—	—	50	—	—	—	—	—
Interest income	—	—	(1)	—	(1)	—	(7)	—	(3)
Interest expense	172	551	—	—	—	—	—	—	—
Amortization of loan costs	37	36	—	—	—	—	—	—	—
Depreciation and amortization	2,553	3,604	3,359	1,326	4,416	1,753	2,422	1,698	4,226
Income tax expense (benefit)	—	—	—	—	—	—	—	—	63
Non-hotel EBITDA ownership expense	209	234	123	(327)	189	140	119	7	743
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,328	5,900	6,487	3,197	7,785	3,521	2,861	5,100	8,018
Non-comparable adjustments	31	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,359	$5,900	$6,487	$3,197	$7,785	$3,521	$2,861	$5,100	$8,018

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$432	$(139)	$374	$5,443	$714	$(406)	$5,172	$33,102
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(12)	(12)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	432	(139)	374	5,443	714	(406)	5,160	33,090
Non-property adjustments	—	—	—	(13)	—	4,726	3,489	8,246
Interest income	(2)	—	—	(3)	—	(4)	(7)	(28)
Interest expense	—	—	—	—	—	—	535	1,258
Amortization of loan costs	—	—	—	—	—	—	—	73
Depreciation and amortization	1,819	1,535	924	2,690	1,751	6,390	20,716	61,182
Income tax expense (benefit)	—	14	—	—	—	—	96	173
Non-hotel EBITDA ownership expense	114	180	97	83	132	(209)	790	2,624
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	12	12
Hotel EBITDA including amounts attributable to noncontrolling interest	2,363	1,590	1,395	8,200	2,597	10,497	30,791	106,630
Non-comparable adjustments	—	—	—	—	—	—	8	39
Comparable hotel EBITDA	$2,363	$1,590	$1,395	$8,200	$2,597	$10,497	$30,799	$106,669
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$3,546	$2,467	$2,856	$686	$11,284	$(228)	$1,357	$3,405	$2,259
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,546	2,467	2,856	686	11,284	(228)	1,357	3,405	2,259
Non-property adjustments	22	—	—	—	(7,506)	—	—	—	—
Interest income	—	—	(1)	—	(1)	—	(9)	—	(2)
Interest expense	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	3,768	3,182	2,910	1,703	3,987	1,629	2,541	2,435	4,485
Income tax expense (benefit)	—	—	—	—	—	—	—	—	74
Non-hotel EBITDA ownership expense	44	305	187	55	(62)	945	40	(40)	28
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,380	5,954	5,952	2,444	7,702	2,346	3,929	5,800	6,844
Non-comparable adjustments	(1,537)	—	(33)	—	17	(1)	—	—	10
Comparable hotel EBITDA	$5,843	$5,954	$5,919	$2,444	$7,719	$2,345	$3,929	$5,800	$6,854

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$875	$132	$297	$5,785	$1,044	$3,524	$(7,468)	$31,821
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(32)	(32)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	875	132	297	5,785	1,044	3,524	(7,500)	31,789
Non-property adjustments	58	—	—	—	—	223	12,853	5,650
Interest income	(2)	—	—	(3)	—	(3)	(2)	(23)
Interest expense	—	—	—	—	—	—	484	484
Amortization of loan costs	—	—	—	—	—	—	124	124
Depreciation and amortization	1,209	1,403	1,049	2,174	1,147	5,624	22,048	61,294
Income tax expense (benefit)	—	29	—	—	—	—	(78)	25
Non-hotel EBITDA ownership expense	4	113	5	(51)	162	(65)	2,435	4,105
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	32	32
Hotel EBITDA including amounts attributable to noncontrolling interest	2,144	1,677	1,351	7,905	2,353	9,303	30,396	103,480
Non-comparable adjustments	2	—	—	—	—	—	(916)	(2,458)
Comparable hotel EBITDA	$2,146	$1,677	$1,351	$7,905	$2,353	$9,303	$29,480	$101,022
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$28,667	$11,543	$11,976	$4,562	$16,318	$178	$4,479	$19,111	$13,343
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	28,667	11,543	11,976	4,562	16,318	178	4,479	19,111	13,343
Non-property adjustments	(14,115)	—	—	501	—	266	—	—	—
Interest income	(12)	—	(4)	—	(4)	—	(37)	—	(9)
Interest expense	409	551	—	—	—	—	—	—	—
Amortization of loan costs	86	36	—	—	—	—	—	—	—
Depreciation and amortization	12,675	14,008	12,721	6,559	17,248	6,958	9,984	6,872	16,840
Income tax expense (benefit)	—	—	—	—	—	—	—	—	63
Non-hotel EBITDA ownership expense	447	285	1,030	908	498	5,055	184	52	1,163
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	28,157	26,423	25,723	12,530	34,060	12,457	14,610	26,035	31,400
Non-comparable adjustments	(2,232)	—	(33)	—	(23)	—	—	—	—
Comparable hotel EBITDA	$25,925	$26,423	$25,690	$12,530	$34,037	$12,457	$14,610	$26,035	$31,400

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$3,941	$1,542	$3,166	$24,973	$5,475	$17,865	$46,245	$213,384
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(102)	(102)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,941	1,542	3,166	24,973	5,475	17,865	46,143	213,282
Non-property adjustments	43	—	—	(13)	64	4,726	4,535	(3,993)
Interest income	(7)	—	—	(17)	—	(16)	(20)	(126)
Interest expense	—	—	—	—	—	—	2,050	3,010
Amortization of loan costs	—	—	—	—	—	—	168	290
Depreciation and amortization	6,289	5,810	3,906	9,860	6,125	25,062	83,123	244,040
Income tax expense (benefit)	—	14	—	—	—	—	152	229
Non-hotel EBITDA ownership expense	221	271	163	221	349	(1,037)	5,238	15,048
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	102	102
Hotel EBITDA including amounts attributable to noncontrolling interest	10,487	7,637	7,235	35,024	12,013	46,600	141,491	471,882
Non-comparable adjustments	—	—	—	—	—	(1)	(14)	(2,303)
Comparable hotel EBITDA	$10,487	$7,637	$7,235	$35,024	$12,013	$46,599	$141,477	$469,579
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$21,394	$11,940	$14,750	$4,241	$25,838	$4,512	$7,030	$16,154	$17,797
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	21,394	11,940	14,750	4,241	25,838	4,512	7,030	16,154	17,797
Non-property adjustments	(3,978)	—	—	—	(7,506)	—	—	—	(5,482)
Interest income	—	—	(1)	—	(2)	(1)	(11)	—	(8)
Interest expense	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	14,902	13,096	11,354	6,882	17,919	5,814	9,872	9,373	17,900
Income tax expense (benefit)	—	—	—	—	—	—	—	—	74
Non-hotel EBITDA ownership expense	458	629	77	159	(114)	1,355	84		371
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	32,776	25,665	26,180	11,282	36,135	11,680	16,975	25,527	30,652
Non-comparable adjustments	(6,644)	—	(133)	—	(2,971)	(1)	—	—	(747)
Comparable hotel EBITDA	$26,132	$25,665	$26,047	$11,282	$33,164	$11,679	$16,975	$25,527	$29,905

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$22,516	$2,543	$2,982	$24,990	$6,565	$20,213	$43,575	$247,040
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(103)	(103)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	22,516	2,543	2,982	24,990	6,565	20,213	43,472	246,937
Non-property adjustments	(13,379)	—	—	—	—	5,261	11,345	(13,739)
Interest income	(7)	(1)	(1)	(8)	—	(10)	(7)	(57)
Interest expense	—	—	—	—	—	—	1,899	1,899
Amortization of loan costs	—	—	—	—	—	—	482	482
Depreciation and amortization	5,755	5,498	4,199	9,336	4,684	21,413	85,217	243,214
Income tax expense (benefit)	—	29	—	—	—	—	(18)	85
Non-hotel EBITDA ownership expense	296	123	39	241	346	(743)	5,609	8,930
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	103	103
Hotel EBITDA including amounts attributable to noncontrolling interest	15,181	8,192	7,219	34,559	11,595	46,134	148,102	487,854
Non-comparable adjustments	(5,623)	—	—	—	—	(926)	(5,966)	(23,011)
Comparable hotel EBITDA	$9,558	$8,192	$7,219	$34,559	$11,595	$45,208	$142,136	$464,843
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended December 31, 2017
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$23,490	$7,335	$(18)	$59,287	$438	$(1,455)	$378	$(299)	$2,353	$2,423	$18,649
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	23,490	7,335	(18)	59,287	438	(1,455)	378	(299)	2,353	2,423	18,649
Non-property adjustments	281	—	—	(13,769)	6	—	—	—	—	—	586
Interest income	(52)	(12)	—	(12)	—	—	—	—	—	—	(1)
Interest expense	3	—	2,035	—	—	—	409	12	—	—	—
Amortization of loan costs	—	—	168	—	—	—	86	—	—	—	—
Depreciation and amortization	21,324	14,062	1,922	60,156	2,530	3,081	1,351	11,086	1,486	2,400	17,852
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	1,455	601	110	3,527	284	703	25	338	19	28	1,146
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	46,501	21,986	4,217	109,189	3,258	2,329	2,249	11,137	3,858	4,851	38,232
Non-comparable adjustments	—	—	—	(2,105)	—	—	—	—	—	—	(180)
Comparable hotel EBITDA	$46,501	$21,986	$4,217	$107,084	$3,258	$2,329	$2,249	$11,137	$3,858	$4,851	$38,052

	Morgan Stanley Pool B - 4 hotels	Morgan Stanley Pool - 17 hotels	Prudential Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$(1,535)	$17,382	$8,165	$20,574	$144	$33,004	$582	$6,781	$2,561	$943	$387
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(54)
Net income (loss) attributable to the Company	(1,535)	17,382	8,165	20,574	144	33,004	582	6,781	2,561	943	333
Non-property adjustments	4,658	501	—	—	—	3,449	—	—	—	69	—
Interest income	(2)	(6)	—	—	—	(16)	—	—	(21)	—	—
Interest expense	—	—	551	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	36	—	—	—	—	—	—	—	—
Depreciation and amortization	4,317	27,868	5,711	9,140	921	27,619	504	10,200	3,376	909	931
Income tax expense (benefit)	—	—	—	—	—	78	—	—	—	—	39
Non-hotel EBITDA ownership expense	206	5,695	173	162	46	614	8	(1,227)	8	120	9
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	54
Hotel EBITDA including amounts attributable to noncontrolling interest	7,644	51,440	14,636	29,876	1,111	64,748	1,094	15,754	5,924	2,041	1,366
Non-comparable adjustments	(1)	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,643	$51,440	$14,636	$29,876	$1,111	$64,748	$1,094	$15,754	$5,924	$2,041	$1,366

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$358	$3,603	$1,346	$2,254	$3,677	$2,155	$10	$(17)	$(37)	$(1,534)	$213,384
(Income) loss from consolidated entities attributable to noncontrolling interest	(48)	—	—	—	—	—	—	—	—	—	(102)
Net income (loss) attributable to the Company	310	3,603	1,346	2,254	3,677	2,155	10	(17)	(37)	(1,534)	213,282
Non-property adjustments	—	127	—	—	17	—	—	—	—	82	(3,993)
Interest income	—	—	—	—	(3)	(2)	—	—	—	1	(126)
Interest expense	—	—	—	—	—	—	—	—	—	—	3,010
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	290
Depreciation and amortization	611	4,240	595	1,312	4,582	588	—	—	—	3,366	244,040
Income tax expense (benefit)	113	—	—	—	—	—	—	—	—	(1)	229
Non-hotel EBITDA ownership expense	8	534	45	52	105	19	13	11	37	174	15,048
Income (loss) from consolidated entities attributable to noncontrolling interests	48	—	—	—	—	—	—	—	—	—	102
Hotel EBITDA including amounts attributable to noncontrolling interest	1,090	8,504	1,986	3,618	8,378	2,760	23	(6)	—	2,088	471,882
Non-comparable adjustments	—	—	—	—	—	—	(23)	6	—	—	(2,303)
Comparable hotel EBITDA	$1,090	$8,504	$1,986	$3,618	$8,378	$2,760	$—	$—	$—	$2,088	$469,579
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at December 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.